Exhibit 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Cytec Industries Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shane Fleming, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shane Fleming
Shane Fleming
Chairman, President and
Chief Executive Officer
July 30, 2009

This certification is being furnished to the Securities and Exchange Commission as an Exhibit to the Form 10-Q and shall not be considered filed as part of the Form 10-Q.